Exhibit 10.3

EXECUTION VERSION

SOLE MEMBER GUARANTY

THIS SOLE MEMBER GUARANTY (as the same may be amended, restated, replaced, supplemented, or otherwise modified from time to time, this “Guaranty”) is made and entered into as of February 17, 2023, by APHC HOLDINGS, LLC, a Delaware limited liability company (“Guarantor”), in favor of and for the benefit of HRE FUV LENDING, LLC, a Delaware limited liability company (together with its successors and assigns, “Lender”).

W I T N E S S E T H:

WHEREAS, Arcimoto Property Holding Company, LLC, a Delaware limited liability company (“Borrower”), desires to obtain a loan in the amount of Six Million and 00/100 Dollars ($6,000,000.00) (the “Loan”), pursuant to that certain Loan Agreement, dated as of the date hereof (as the same may be amended, restated, replaced, supplemented, or otherwise modified from time to time, the “Loan Agreement”), by and between Borrower and Lender. All capitalized terms not defined herein shall have the respective meanings ascribed to such terms in the Loan Agreement;

WHEREAS, the Loan is evidenced by or will be evidenced by that certain Promissory Note, dated as of the date hereof, in the original principal amount of Six Million and 00/100 Dollars ($6,000,000.00), made by Borrower in favor of Lender (as the same may be amended, restated, replaced (whether by one or more replacement notes), supplemented, extended or otherwise modified from time to time, collectively, the “Note”);

WHEREAS, the Loan is secured by, among other things, (i) that certain Line of Credit Instrument, Deed of Trust, Assignment of Leases and Rents and Security Agreement (Including Fixture Filing), dated as of the date hereof (as the same may be amended, restated, replaced, supplemented, or otherwise modified from time to time, the “Security Instrument”), made by Borrower in favor of Lender, which grants to Lender a first priority lien on the Property and (ii) that certain Pledge and Security Agreement, dated as of the date hereof (as the same may be amended, restated, replaced, supplemented, or otherwise modified from time to time, the “Pledge Agreement”), by Guarantor in favor of Lender, as may be amended or otherwise modified from time to time (the Loan Agreement, the Note, the Security Instrument, the Pledge Agreement, and all such other documents and agreements evidencing the Loan are hereinafter referred to collectively as the “Loan Documents”);

WHEREAS, Lenders are not willing to make the Loan, or otherwise extend credit pursuant to the Loan Documents, to Borrower unless Guarantor unconditionally agrees to guarantee payment and performance to Lender of the Guaranteed Obligations (as defined herein) upon the terms set forth herein; and

WHEREAS, Guarantor directly owns one hundred percent (100%) of all of the limited liability company interests in Borrower and, as a result of such interest, Guarantor will directly benefit from Lenders’ making of the Loan to Borrower.

NOW, THEREFORE, as an inducement to Lenders to make the Loan to Borrower and to extend such additional credit as Lenders may from time to time agree to extend under the Loan Documents, and for other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, Guarantor does hereby agree as follows:

1. Defined Terms; Construction.

1.1 Unless otherwise expressly defined herein, all capitalized terms herein will have the meanings ascribed thereto in the Loan Agreement. Any defined term used in the plural herein refers to all members of the relevant class and any defined term used in the singular refers to any number of the members of the relevant class.

1.2 Any reference to any Loan Document or other document includes such document both as originally executed and as it may from time to time be amended, restated, supplemented or modified. References herein to Articles, Sections and Exhibits will be construed as references to this Guaranty unless a different document is named. References to subparagraphs will be construed as references to the same Section in which the reference appears. The term “document” is used in its broadest sense and encompasses agreements, certificates, opinions, consents, instruments and other written material of every kind. The terms “including” and “include” mean “including (include) without limitation”. The terms “hereof,” “herein” and “hereunder” and words of similar import when used in this Guaranty refers to this Guaranty as a whole and not to any particular provision of this Guaranty.

1.3 All exhibits to this Guaranty, if any, as now existing and as the same may from time to time be modified, are incorporated herein by this reference.

1.4 For purposes of this Guaranty, the term “Obligations” means the payment and performance of any and all amounts and obligations owing to Lender by any Borrower Party under or in connection with the Loan Documents (including, without limitation, full repayment of the Loan), whether direct or indirect, absolute or contingent, or now or hereafter existing or due or to become due.

2. The Guaranty.

2.1 Guarantor’s Agreement. Guarantor hereby unconditionally and irrevocably, jointly and severally guarantees to Lender to pay and perform when due the Guaranteed Obligations and to pay on demand the Expenses (defined below). This Guaranty is absolute, independent and continuing under all circumstances, and is a guaranty of payment and performance, not of collection. Guarantor acknowledges and agrees that Lender has given sufficient consideration for this Guaranty by, among other things, making the Loan to the Borrower and acknowledges that Lender is doing so in reliance on, among other things, each of the terms of this Guaranty.

2.2 Guaranteed Obligations. For all purposes of this Guaranty, the term “Guaranteed Obligations” shall mean the full, complete and punctual observance, performance, and satisfaction of all of the Obligations, in each case at Guarantor’s sole cost and expense.

2.2.1 Notwithstanding anything to the contrary in this Guaranty or in any of the other Loan Documents, Lender shall not be deemed to have waived any right which Lender may have under Section 506(a), 506(b), 1111(b) or any other provisions of the Bankruptcy Code to file a claim for the full amount of the Loan secured by the Security Instrument or to require that all collateral shall continue to secure all of the Obligations in accordance with the Loan Documents. Guarantor expressly waives any defense or benefits arising out of any voluntary or involuntary filing by or on behalf of Borrower for protection under any federal or state bankruptcy, insolvency, or debtor relief laws, including without limitation under Sections 364 or 1111(b)(2) of the Bankruptcy Code.

2.2.2 Guarantor acknowledges and agrees that the unpaid amount of the Guaranteed Obligations as described in this Guaranty, if not paid when due pursuant to this Guaranty and the other Loan Documents, shall, at Lender’s election in its sole and absolute discretion, be deemed to be added to and form a part of the Loan for all purposes under the Loan Documents.  Guarantor acknowledges and agrees that its obligations under this Guaranty to pay to Lender the unpaid amount of the Guaranteed Obligations as described in this Guaranty are separate and distinct from any obligation of Borrower to repay the Loan, and that such obligation does not constitute a guaranty of the Loan or of any of Borrower’s obligations with respect to the Loan except to the extent that such unpaid amount of the Guaranteed Obligations as described in this Guaranty are actually added to and form a part of the Loan as provided above.

2.3 Expenses. For all purposes of this Guaranty, the term “Expenses” shall mean all costs and expenses of any kind which Lender actually pays or incurs in attempting to collect, compromise, enforce or perform in any respect this Guaranty, whether or not suit is ever filed, and whether or not in connection with any insolvency, bankruptcy, reorganization, arrangement or other similar proceeding involving Borrower or Guarantor. If Lender pays any such cost or expense, “Expenses” shall also include interest at the Default Interest Rate on any such payment from the date demand is made on Guarantor and/or Borrower for payment thereof until repayment to Lender in full.

3. Representations and Warranties. Guarantor hereby represents and warrants to Lender as follows:

3.1 Review of Guaranty and Loan Documents. Guarantor has received and reviewed with the benefit of its legal counsel the terms of this Guaranty and each other Loan Document;

3.2 Financial Benefit to Guarantor. Guarantor is deriving a material financial benefit from the making of the Loan to Borrower;

3.3 Enforceability. Each obligation under this Guaranty is legal, valid, binding and enforceable against Guarantor in accordance with its terms, subject to bankruptcy, insolvency and other creditors’ rights laws and general principles of equity;

3.4 Guarantor’s Financial Condition. As of the date hereof, and after giving effect to this Guaranty and the contingent obligation evidenced hereby, Guarantor is, and, immediately following the making of the Loan, will be, solvent, and has and will have assets which, fairly valued, exceed its obligations, liabilities and debts, and has and, immediately following the making of the Loan, will have property and assets sufficient to satisfy and repay its obligations and liabilities as and when they become due.

3.5 No Existing Defaults and No Litigation. Guarantor is not in default under any agreement, the effect of which could materially adversely affect performance of its obligations under this Guaranty or any other Loan Documents to which Guarantor is a party. There are no actions, suits or proceedings pending or, to the best of its knowledge, threatened against Guarantor before any court or any other Governmental Authority of any kind which could materially adversely affect performance of its obligations under this Guaranty or any other Loan Documents to which Guarantor is a party;

3.6 Guaranty Will Cause No Violations of Law or Other Defaults. Neither the execution and delivery of this Guaranty nor compliance with its terms will violate any presently existing Law, Legal Requirement, regulation, order, writ, injunction or decree of any court or other Governmental Authority of any kind, or result in any default by Guarantor under any other document or agreement of any kind; and

3.7 No Misstatements or Omissions. This Guaranty, when taken together with the other Loan Documents and the other documents, certificates and statements furnished to Lender by Guarantor pursuant thereto does not contain any untrue statement of material fact and does not omit any fact material to this Guaranty or any other Loan Document or otherwise necessary to make any such statements not misleading. Guarantor does not have any knowledge of any material fact concerning Borrower, any other guarantor, or its or their business or financial condition which has not been previously disclosed in writing to Lender.

3.8 Incorporation and Reaffirmation. The representations and warranties applicable to Guarantor which are set forth in the Loan Agreement and the other Loan Documents are hereby incorporated into this Guaranty as if such representations and warranties were set forth in full herein, and Guarantor hereby ratifies and confirms the truth and accuracy of each such representation or warranty to the extent applicable to such Guarantor individually.

4. Agreements. Guarantor hereby agrees as follows:

4.1 Rescinded or Returned Payments. If at any time Lender is required to rescind or return any part of any payment previously applied by Lender to any of the Guaranteed Obligations, including the insolvency, bankruptcy or reorganization of Borrower or any other party, such Guaranteed Obligations shall be deemed to have continued in existence to the extent that such payment is rescinded or returned, and this Guaranty shall be reinstated as to such Guaranteed Obligations as though such prior application by Lender had not been made. This Guaranty shall continue to be effective or shall be reinstated (as the case may be) if any full or partial payment of the indebtedness is rescinded, invalidated, declared fraudulent, set aside, determined void or voidable as a preference, fraudulent conveyance, impermissible setoff, or diversion of trust funds, or is otherwise required to be returned by Lender in connection with any insolvency, bankruptcy, dissolution, liquidation, reorganization, receivership, or similar proceeding (for purposes hereof, a “Bankruptcy Proceeding”) of Borrower, any Guarantor, or upon or as a result of the appointment of a receiver, intervenor, custodian or conservator of or trustee or similar officer for, Borrower, any Guarantor, or any substantial part of its property, or otherwise, all as though such payment to Lender had not been made, regardless of whether Lender contested the order requiring the return of such payment. In addition, Guarantor shall pay or reimburse Lender for all expenses (including all Expenses) incurred by Lender in the defense of any claim that a payment received by Lender in respect of all or any part of the Guaranteed Obligations must be refunded. The provisions of this Section shall survive the termination of this Guaranty and any satisfaction and discharge of Borrower by virtue of any payment, court order, or any applicable Laws.

4.2 Certain Permitted Actions of Lender. Lender may from time to time, in its sole discretion and without notice to Guarantor, take any of the following actions without in any way affecting the obligations of either Guarantor hereunder or under any other Loan Document to which Guarantor is a party: (a) obtain a security interest in any property of Borrower to secure any of the Guaranteed Obligations or any other obligation hereunder, if any; (b) obtain the primary or secondary obligation of any additional obligor or obligors with respect to any of the Guaranteed Obligations; (c) extend, modify, subordinate, exchange or release any of the Guaranteed Obligations; (d) modify, subordinate, exchange or release its security interest in any part of property of Borrower, if any, securing any of the Guaranteed Obligations or any other obligation hereunder, or extend, modify, subordinate, exchange or release any obligations of any obligor with respect to any such property; (e) alter the manner or place of payment of the Guaranteed Obligations; (f) enforce this Guaranty against any Guarantor for payment or performance of any of the Guaranteed Obligations, whether or not Lender shall have (A) proceeded against Borrower or any other party primarily or secondarily obligated with respect to any of the Guaranteed Obligations or (B) resorted to or exhausted any other remedy or any other security or collateral; and (g) foreclose on, take possession of or sell any of the collateral or security for the Guaranteed Obligations or enforce any other rights under any other Loan Document.

4.3 Lender’s Option to Release any Obligor. Lender for and on behalf of the Lenders may from time to time in its sole discretion release Borrower, Guarantor or any other obligor from any of the Guaranteed Obligations without notice to any other party and without in any way releasing or affecting the liability of any remaining Guarantor hereunder.

4.4 Application of Payments. Lender may apply any payment made on account of the Guaranteed Obligations towards the Guaranteed Obligations, and in such order, as Lender may from time to time elect in its sole discretion.

4.5 Subordination.

4.5.1 Any indebtedness of Borrower to Guarantor now or hereafter existing (the “Subordinate Debt”) is hereby subordinated to Guarantor’s obligations hereunder. Guarantor agrees that, until the entire indebtedness under the Note has been paid in full and all other Obligations of Borrower have been satisfied, Guarantor will not (a) seek, accept, or retain for its own account, any payment from Borrower on account of the Subordinate Debt, (b) declare due or accelerate the maturity of any Subordinate Debt, (c) take any actions to enforce or collect any Subordinate Debt or any part thereof or realize upon any collateral securing Subordinate Debt, or (d) act as a petitioning creditor in any Bankruptcy Proceeding involving Borrower.

4.5.2 Any payments to Guarantor on account of the Subordinate Debt shall be collected and received by Guarantor in trust for Lender and shall be paid over to Lender for application to the Obligations in such order as Lender may elect without impairing or releasing the obligations of Guarantor hereunder, including, without limitation, any payment, dividend, or distribution received by Guarantor in any Bankruptcy Proceeding,

4.5.3 Guarantor hereby irrevocably nominates, constitutes and appoints Lender as Guarantor’s true and lawful attorney-in-fact with full power of substitution and authority to appear on Guarantor’s behalf and its place and stead in any Bankruptcy Proceeding for the purpose of filing proof of Guarantor’s claim for any Subordinate Debt owed to Guarantor, or any part thereof, to vote the claims of the indebtedness constituting such Subordinate Debt, and prosecuting such claim and collecting any creditors’ dividend or other payment made in respect of such Subordinate Debt. Guarantor agrees to cooperate with any and all requests by Lender in connection with any such Bankruptcy Proceedings and to do such other acts and things and deliver, or cause to be delivered, such other documents as Lender may reasonably request to effect the intent and purpose of this Section 4.5.

4.6 Certain Events Not Affecting Obligations of Guarantor. The obligations of Guarantor hereunder shall not be affected by any of the following: (a) the release or discharge of Borrower in any creditors’, receivership, bankruptcy, reorganization, insolvency, or other Bankruptcy Proceeding; (b) the rejection or disaffirmance in any such proceeding of any of the Guaranteed Obligations; (c) the impairment or modification of any of the Guaranteed Obligations, or of any remedy for the enforcement thereof, or of the estate of Borrower in bankruptcy, resulting from any present or future federal or state bankruptcy law or any other law of any kind or from the decision or order of any court or other Governmental Authority; (d) any disability or defense of Borrower; (e) the cessation of the liability of Borrower for any cause whatsoever; (f) any sale, assignment, transfer or other conveyance (including any conveyance in lieu of foreclosure or any collateral sale pursuant to the Uniform Commercial Code) of any of the security for any of the Guaranteed Obligations, regardless of the amount received by Lender in connection therewith; or (g) any disability or defense of any kind now existing of Guarantor with respect to any provision of this Guaranty.

4.7 No Obligation of Lender Regarding Security Interest. Lender shall not have any obligation to obtain, perfect or retain a security interest in any property to secure any of the Obligations or this Guaranty (including any mortgage or security interest contemplated by the Loan Documents), or to protect or insure any such property.

4.8 Filing of Certain Claims. Guarantor shall promptly file in any Bankruptcy Proceeding in which the filing of claims is required by law all claims and proofs of such claims which Guarantor may have against Borrower, and will collaterally assign to Lender or its nominee all rights of Guarantor thereunder. If Guarantor does not so file within five (5) days following notice from the Lender, Guarantor hereby irrevocably authorizes Lender or its nominee to do so, either (in Lender’s discretion) as attorney in fact for Guarantor, or in the name of Lender or Lender’s nominee. In all such cases, any party authorized to pay such claim shall pay to Lender or its nominee the full amount thereof.

5. Waivers. Guarantor hereby expressly waives:

5.1 Notices. Notice of the acceptance by Lender of this Guaranty, notice of the existence, creation or non-payment or non-performance of any of the Guaranteed Obligations, presentment, demand, notice of dishonor, protest, notice of protest, and all other notices except any notices to Guarantor specifically required by this Guaranty or the other Loan Documents;

5.2 Disclosures About Borrower. Any obligation Lender may have to disclose to Guarantor any facts Lender now or hereafter may know or have reasonably available to it regarding Borrower or its financial condition, whether or not Lender has a reasonable opportunity to communicate such facts or has reason to believe that any such facts are unknown to Guarantor or materially increase the risk to Guarantor beyond the risk Guarantor intends to assume hereunder. Guarantor shall be fully responsible for keeping itself informed of the financial condition of Borrower and of all other circumstances bearing on the risk of non-payment or non-performance of the Guaranteed Obligations;

5.3 Diligence in Collection. All diligence in collection of any of the Guaranteed Obligations, any obligation hereunder, or any guaranty or other security for any of the foregoing;

5.4 Benefit of Certain Laws. The benefit of all appraisement, valuation, marshalling, forbearance, stay, extension, redemption, homestead, exemption and moratorium laws now or hereafter in effect;

5.5 All Defenses, Claims, Counterclaims and Set-off. Any and all defenses (other than the defense of payment and performance in full of the Guaranteed Obligations and any Expenses), claims, counterclaims or rights of set-off Guarantor may now or hereafter have against Lender or any other party in connection with the enforcement of this Guaranty, including all defenses specifically referred to herein, except for compulsory or mandatory counterclaims;

5.6 Defenses Relating to Capacity and Authority. Any defense based on the incapacity, dissolution, lack of authority, death or disability of any other person or entity or the failure of Lender to file or enforce a claim against the estate of any other person or entity in any administrative, Bankruptcy Proceeding or other proceeding;

5.7 Election of Remedies Defense. Any defense based on an election of remedies by Lender, whether or not such election may affect in any way the recourse, subrogation or other rights of Guarantor against Borrower or any other person in connection with the Guaranteed Obligations;

5.8 Defenses Relating to Collateral Sale. Any defense based on the failure of Lender to (a) provide notice to Guarantor of a sale or other disposition (including any collateral sale pursuant to the Uniform Commercial Code) of any of the security for any of the Guaranteed Obligations (other than any such notices expressly required to be given to Guarantor pursuant to this Guaranty or the other Loan Documents, if any), or (b) conduct such a sale or disposition in a commercially reasonable manner;

5.9 Defenses Relating to Loan Administration. Any defense based on the negligence of Lender in administering the Loan, or taking or failing to take any action in connection therewith;

5.10 Rights of Subrogation, Contribution, etc. Until the Loan and all of the Obligations, Guaranteed Obligations and Expenses have been paid and performed in full, any rights arising because of Guarantor’s payment or performance of any of the Guaranteed Obligations, (a) against Borrower, by way of subrogation of the rights of Lender or otherwise, or (b) against any other party obligated to pay or perform any of the Guaranteed Obligations, by way of contribution or reimbursement or otherwise;

5.11 Sureties. Any and all defenses available to any sureties and any defense based any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in any other aspects more burdensome than that of a principal; and

5.12 Modification of Loan Documents. Any modification or amendment of the Loan Documents, with or without notice to or the knowledge or consent of Guarantor (which notice or consent shall not be required), including but not limited to any further or future extensions of credit which shall become a part of the Guaranteed Obligations, any change or modification of the interest rate, payment terms, maturity date or any other covenant of any agreement of Borrower or any other Person under the Loan Documents.

6. Intentionally Omitted.

7. Miscellaneous.

7.1 Continuing Guaranty. This Guaranty is a continuing guaranty of the payment and performance of all Guaranteed Obligations now or hereafter existing and shall remain in full force and effect until all of the following have occurred: (a) the Loan and all of the Obligations under the Loan Documents have been paid and satisfied in full, (b) all of Guarantor’s obligations (direct, contingent or otherwise) hereunder have been paid and satisfied in full, and (c) Borrower acknowledges in writing that Lender has no further obligations under the Loan Documents. No notice of discontinuance or revocation shall affect any of the obligations of Guarantor hereunder or Borrower or any other obligor under any of the Guaranteed Obligations. Lender shall not be obligated to accept at any time any deed or assignment in lieu of foreclosure, and all obligations of Guarantor hereunder shall survive foreclosure or any deed or assignment in lieu of foreclosure which Lender may accept, to the extent any of the Guaranteed Obligations remain unsatisfied or otherwise survive. Notwithstanding anything to the contrary in this Guaranty and the other Loan Documents, the obligations of Guarantor under Section 2 above shall constitute primary obligations of Guarantor.

7.2 Guaranty Absolute. Guarantor guarantees that the Guaranteed Obligations shall be paid and performed strictly in accordance with the terms of the requirements listed in this Guaranty. The liability of Guarantor under this Guaranty is absolute and unconditional irrespective of, excluding a Permitted Defense (hereinafter defined): (a) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other renewal, extension, alteration, compromise, modification, acceleration, amendment or waiver of or any consent to departure from any of the terms of the Loan Documents, including any increase or decrease in the rate of interest thereon; (b) the release or discharge of Borrower, by acceptance of a deed or assignment in lieu of foreclosure or otherwise, as to all or any portion of the Obligations; (c) any release or amendment or waiver of, or consent to departure from, or failure to act by Lender with respect to, any other guaranty or support document, or any exchange, release or non-perfection of, or failure to act by Lender with respect to, any collateral, for all or any of the Obligations; (d) any present or future Law or Legal Requirement (whether of right or in fact) purporting to reduce, amend, restructure or otherwise affect any term of the Obligations or any Loan Document; (e) any change in the existence, structure, or ownership of Borrower; (f) without being limited by the foregoing, any lack of validity or enforceability of any Loan Document; or (g) any other setoff, recoupment, defense or counterclaim, in any case, whether based on contract, tort or any other theory, with respect to the Loan Documents or the transactions contemplated thereby which might constitute a legal or equitable defense available to, or discharge of, Borrower or any other party liable for the payment of the Obligations. No exercise, delay in exercise or non-exercise by Lender of any of the rights given to it hereby or by any of the other Loan Documents, no dealing by Lender with Borrower or any other guarantor, endorser or other person, no change, impairment or suspension of any right or remedy of Lender, and no act or thing which but for this provision could act as a release or exoneration of the liabilities of any Guarantor hereunder, shall in any way affect, decrease, diminish or impair any of the obligations of such Guarantor hereunder or give such Guarantor or any other person or entity any defense against Lender. For purposes of this Guaranty, the term “Permitted Defense” shall mean the defense of full payment and/or performance.

7.3 Joint and Several Obligations; Successors and Assigns. All obligations under this Guaranty are joint and several to Guarantor (if more than one) and any other party which hereafter guarantees any portion of the Guaranteed Obligations, and shall be binding upon each of them and their respective heirs, legal representatives, successors and assigns.

7.4 Assignment by Lenders. Any Lender may, without notice to Guarantor, assign, participate, syndicate, or transfer the Loan, in whole or in part. In such event, each assignee, transferee, or holder of all or any part of the Loan may enforce this Guaranty, but Lender shall have an unimpaired right to enforce this Guaranty for its benefit as to any portion of the Loan that any Lender retains. If any Lender pledges or assigns the Note to any creditor as security for an obligation of Lender, such creditor may enforce this Guaranty to the same extent as would have been enforceable by such Lender but for such pledge or assignment; provided, however, that unless such Lender otherwise consents in writing, Lender shall have an unimpaired right, prior and superior to that of its creditor, to enforce this Guaranty for such Lender’s benefit to the extent any portion of the indebtedness or any interest therein is not pledged or assigned.

7.5 Remedies Generally. The remedies provided in this Guaranty are cumulative and not exclusive of any remedies provided by law.

7.6 No Exculpation. No exculpatory, “non-recourse”, “limited recourse”, or other language contained in any other Loan Document or in any other document shall in any way prevent or limit Lender from enforcing this Guaranty against Guarantor personally.

7.7 Legal Tender of United States. All payments hereunder shall be made in coin or currency which at the time of payment is legal tender in the United States of America for public and private debts.

7.8 Time of Essence. Time is of the essence in connection with all obligations of Guarantor under this Guaranty.

7.9 Definitions; Captions; Gender. With respect to any reference in this Guaranty to any defined term: (a) if such defined term refers to a person, or a trust, corporation, partnership, limited partnership, limited liability company or other entity, then it shall also mean all heirs, personal representatives, successors and assigns of such person or entity; and (b) if such defined term refers to a document, instrument or agreement, then it shall also include any amendment, replacement, extension or other modification thereof. Captions contained in this Guaranty in no way define, limit or extend the scope or intent of their respective provisions. Use of the masculine, feminine or neuter gender and of singular and plural shall not be given the effect of any exclusion or limitation herein. Whenever used in this Guaranty, the term “Guarantor” shall mean “Guarantor or any one of them” as the context may require, and the term “Guarantor” shall mean “all Guarantor or any one of them” as the context may require. Without limiting the effect of specific references in any provision of this Guaranty, the term “Guarantor” shall be deemed to refer to each and every Person comprising Guarantor from time to time, jointly and severally, and to include the heirs, executors, administrators, legal representatives, successors and assigns of each such Person, and shall include any new or successor corporation, association, partnership (general or limited), limited liability company joint venture, trust or other individual or organization formed as a result of any merger, reorganization, sale, transfer, devise, gift or bequest of any Person comprising Guarantor from time to time or any interest in such Person.

7.10 Including Means Without Limitation. The use in this Guaranty of the term “including”, and related terms such as “include”, shall in all cases mean “including, without limitation”.

7.11 Notices. All notices, demands, requests or other communications to be sent by one party to the other hereunder or required by law shall be given and become effective as provided in Section 11.01 of the Loan Agreement, provided that the address of Guarantor shall be as follows:

If to Guarantor:	APHC Holdings, LLC
2034 West 2nd Avenue
Eugene, OR 97402
Attn: Doug Campoli, Chief Financial Officer
doug@arcimoto.com

And a copy to:	Nelson Mullins Riley & Scarborough, LLP
301 Hillsborough Street
Suite 1400
Raleigh, NC 27603
Attn: W. David Mannheim, Esq.
david.mannheim@nelsonmullins.com

If to Lender:	HRE FUV Lending, LLC
c/o Hilco Real Estate
5 Revere Drive, Suite 410
Northbrook, IL 60062
Attn: Ryan Lawlor, Executive Vice President
rlawlor@hilcoglobal.com

With a copy to:	Hilco Global
5 Revere Drive, Suite 410
Northbrook, IL 60062
Attn: Sarah Baker, Deputy General Counsel
sbaker@hilcoglobal.com

And a copy to:	Bryan Cave Leighton Paisner LLP
Attn: Eric Prezant, Esq.
161 North Clark Street, Suite 4300
Chicago, IL 60601-3315
eric.prezant@bclplaw.com

7.12 Entire Agreement. This Guaranty constitutes the entire agreement of Guarantor for the benefit of Lender with respect to the Guaranteed Obligations and supersedes any prior agreements with respect to the subject matter hereof.

7.13 No Modification Without Writing. This Guaranty may not be terminated, amended or modified in any way, nor can any right of Lender or any obligation of Guarantor be waived or modified, except by a writing signed by the party to be charged.

7.14 Independent Obligations. The obligations of Guarantor hereunder are independent of the obligations of Borrower. In the event of any default hereunder, Lender may institute a separate action against Guarantor with or without joining or instituting a separate action against Borrower or any other obligor.

7.15 Severability. Each provision of this Guaranty shall be interpreted so as to be effective and valid under applicable law, but if any provision of this Guaranty shall in any respect be ineffective or invalid under such law, such ineffectiveness or invalidity shall not affect the remainder of such provision or the remaining provisions of this Guaranty. If any provision of this Guaranty is held to be illegal, invalid, or unenforceable under present or future laws effective during the term of this Guaranty, such provision shall be fully severable and this Guaranty shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of this Guaranty, and the remaining provisions of this Guaranty shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance from this Guaranty, unless such continued effectiveness of this Guaranty, as modified, would be contrary to the basic understandings and intentions of the parties as expressed herein.

7.16 Cumulative. The obligations of Guarantor hereunder are in addition to any other obligations it may now or hereafter have to Lender, and shall not be affected in any way by the delivery to Lender by Guarantor of any other guaranty, indemnification or similar security, or any combination thereof. All rights and remedies of Lender and all obligations of Guarantor under this Guaranty are not cumulative. Lender shall have all rights and remedies available to it in law or equity for the enforcement of this Guaranty.

7.17 Effect of Lender’s Delay or Action. No delay by Lender in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by Lender of any right or remedy shall preclude any other exercise thereof or the exercise of any other right or remedy. No action of Lender permitted hereunder shall in any way impair or otherwise affect any right of Lender or obligation of Guarantor under this Guaranty. Lender shall not be liable in any way for any decrease in the value or marketability of any property securing any of the Guaranteed Obligations which may result from any action or omission of Lender in enforcing any part of this Guaranty.

7.18 Disputed Debt. Guarantor hereby expressly waives any and all rights to affect an accord and satisfaction of any secured obligation or any other debt of Guarantor to Lender in accordance with Section 3-311 of the Uniform Commercial Code or any similar or successor statute. Notwithstanding anything to the contrary contained in this Guaranty or any other Loan Document, except as expressly directed in a writing addressed to Guarantor after the date hereof, any and all communications or notices from Guarantor to any Lender concerning disputed debts, obligations or liabilities, whether arising under this Guaranty or otherwise, including without limitation any instrument tendered as full satisfaction of a debt, shall also be delivered to Lender.

7.19 GOVERNING LAW; JURISDICTION.

7.19.1 GOVERNING LAW. THIS GUARANTY WAS NEGOTIATED IN THE STATE OF NEW YORK, ACCEPTED BY LENDER IN THE STATE OF NEW YORK, AND THE PROCEEDS OF THE LOAN WERE OR ARE TO BE DIRECTED TO BE DISBURSED BY LENDER FROM THE STATE OF NEW YORK. BORROWER AND LENDER AGREE THAT THE STATE OF NEW YORK HAS A SUBSTANTIAL RELATIONSHIP TO THE TRANSACTION EVIDENCED HEREBY AND AGREE THAT THIS GUARANTY AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW).

7.19.2 CONSENT TO JURISDICTION. WITH RESPECT TO ANY LEGAL OR EQUITABLE SUIT, ACTION, CLAIM OR PROCEEDING ARISING HEREUNDER OR UNDER ANY OTHER LOAN DOCUMENT, GUARANTOR AND, BY LENDER’S ACCEPTANCE HEREOF, LENDER (I) IRREVOCABLY SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND THE UNITED STATES DISTRICT COURT LOCATED IN NEW YORK, NEW YORK, (II) AGREE THAT ALL SUCH SUITS, ACTIONS, CLAIMS OR PROCEEDINGS MAY BE HEARD AND DETERMINED IN SUCH COURTS OF THE STATE OF NEW YORK OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT AND (III) IRREVOCABLY WAIVE ANY (A) OBJECTION WHICH IT MAY HAVE AT ANY TIME TO THE LAYING OF VENUE OF ANY SUIT, ACTION, CLAIM OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY OR ANY OTHER LOAN DOCUMENT BROUGHT IN ANY SUCH COURT AND (B) ANY CLAIM THAT ANY SUCH SUIT, ACTION, CLAIM OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

7.19.3 LIMITATION ON JURISDICTION IN WHICH GUARANTOR MAY BRING A SUIT, ACTION, CLAIM OR PROCEEDING. GUARANTOR AND, BY LENDER’S ACCEPTANCE HEREOF, LENDER HEREBY (I) AGREE THAT ANY LEGAL OR EQUITABLE SUIT, ACTION, CLAIM OR PROCEEDING ARISING OUT OF OR RELATING TO THE LOAN, THIS GUARANTY OR ANY OF THE OTHER LOAN DOCUMENTS OR RELATING TO the Property SHALL ONLY BE INSTITUTED IN COURTS OF THE STATE OF NEW YORK LOCATED IN NEW YORK, NEW YORK OR THE UNITED STATES DISTRICT COURT LOCATED IN NEW YORK, NEW YORK, AND (II) IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT TO BRING ANY SUCH SUIT, ACTION, CLAIM OR PROCEEDING IN ANY OTHER COURT OR JURISDICTION.

7.20 WAIVER OF JURY TRIAL. GUARANTOR AND LENDER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THAT GUARANTOR AND LENDER MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION ARISING IN ANY WAY IN CONNECTION WITH THIS GUARANTY OR ANY OF THE OTHER LOAN DOCUMENTS EXECUTED BY GUARANTOR, OR ANY OTHER STATEMENTS OR ACTIONS OF LENDER. GUARANTOR AND LENDER ACKNOWLEDGE THAT THIS WAIVER IS A MATERIAL INDUCEMENT FOR LENDER TO ENTER INTO THE LOAN AGREEMENT, AND THAT THIS WAIVER SHALL BE EFFECTIVE AS TO EACH OF THE OTHER LOAN DOCUMENTS TO WHICH GUARANTOR IS A PARTY AS IF FULLY INCORPORATED THEREIN.

7.21 WAIVER OF SPECIAL DAMAGES. Guarantor agrees that Lender shall not have any liability to any Guarantor (whether sounding in tort, contract or otherwise) for losses suffered by such Guarantor in connection with, arising out of, or in any way related to, the transactions contemplated and the relationship established by the Loan Documents, or any act, omission or event occurring in connection therewith, unless such losses result from the gross negligence or willful misconduct of the party from which recovery is sought or from a breach of any Loan Document by such party. TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW, NO GUARANTOR SHALL ASSERT, AND HEREBY WAIVES, ANY CLAIM AGAINST LENDER ON ANY THEORY OF LIABILITY, FOR SPECIAL, INDIRECT, CONSEQUENTIAL OR PUNITIVE DAMAGES (AS OPPOSED TO DIRECT OR ACTUAL DAMAGES) ARISING OUT OF, IN CONNECTION WITH, OR AS A RESULT OF, THIS GUARANTY OR ANY OTHER LOAN DOCUMENT, THE OBLIGATIONS OR THE USE OF THE PROCEEDS THEREOF.

7.22 Secured Obligations. The obligations of Guarantor under this Guaranty are secured by the lien of the Pledge Agreement and the security interests created therein.

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IN WITNESS WHEREOF, Guarantor has caused this Guaranty to be executed and delivered as an instrument under seal as of the date set forth above.

GUARANTOR

APHC HOLDINGS, LLC

By:	Arcimoto, Inc., as sole Member

By:
Douglas M. Campoli, Chief Financial Officer and Treasurer

[Signature Page to Sole Member Guaranty]